Exhibit 99.C

First Quarter 2007 Financial & Operational Update May 8, 2007

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2007 plan, including achieving our debt-reduction targets, earnings and cash flow targets; changes in reserve estimates based upon internal and third party reserve analyses; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our E&P segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Certain of the production information in this presentation include the production attributable to El Paso's 43 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non- GAAP financial measures, including EBIT, adjusted EPS, cash costs, and the required reconciliations under Regulation G, as set forth in this presentation or in the appendix hereto.

Defining Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner the place to work the neighbor to have the company to own Creating a New Culture

Off to a Great Start Pipeline and E&P results on target ANR sale closed-balance sheet restored Reduced debt to $11.7 billion Pipelines upgraded to investment grade by Moody's and Fitch Company remains on positive outlook New hedges for 2008

6 a meaningful company delivering meaningful results Financial Results doing meaningful work

Financial Results EBIT Interest and debt expense Income (loss) before income taxes Income taxes Income (loss) from continuing operations Discontinued operations, net of taxes Net Income Preferred stock dividends Net income available to common stockholders Diluted EPS from continuing operations Diluted EPS from discontinued operations Total diluted EPS Diluted shares (millions) $ 756 (331) 425 124 301 55 356 10 $ 346 $ 0.42 0.07 $ 0.49 724 2006 Three Months Ended March 31, $ 216 (283) (67) (19) (48) 677 629 9 $ 620 $ (0.08) 0.97 $ 0.89 694 2007 $ Millions, Except EPS

Items Impacting 1Q 2007 Results Continuing operations Adjustments* Debt repurchase costs MTM loss on production-related derivatives Adjusted EPS-Continuing operations Discontinued operations (ANR) Adjustments Gain on sale of ANR-related assets Debt repurchase costs (ANR) Adjusted EPS-Discontinued operations (ANR) $ (67) $ 201 $ 87 $ 1,048 $ (1,007) $ 19 Pre-tax $ (48) $ 128 $ 56 $ 677 $ (651) $ 12 After-tax $ (0.08) 0.18 0.08 $ 0.18 $ 0.97 (0.94) 0.02 $ 0.05 EPS $ Millions, Except EPS *Assumes 36% tax rate Continuing operations includes higher debt costs with no contribution from ANR

Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing Power Corporate & Other Debt repurchase costs Other Total Three Months Ended March 31, 2007 $ 364 179 (135) 18 (201) (9) $ 216 Cash Capex EBIT DD&A $ 94 170 1 ? - 6 $ 271 $ 196 585 * - - - 2 $ 783 $ Millions *Includes $254 MM South Texas acquisition

Cash Flow Summary $ (48) 489 441 (93) 348 (35) $ 313 $ 783 * $ 37 Net income (loss) from continuing operations Non-cash adjustments Subtotal Working capital changes and other Cash flow from continuing operations Discontinued operations Cash flow from operations Capital expenditures Dividends paid 2007 Three Months Ended March 31, $ Millions $ 301 401 702 160 862 89 $951 $ 373 $ 36 2006 *Includes $254 MM South Texas acquisition

First Quarter Debt Reduction Total EPC debt tender Open market repurchase Revolver repayment Retirements/other SNG redemption/tender Total New SNG financing Net debt reduction $ (2,591) (229) (70) (183) (450) $ (3,523) 500 $ (3,023) $ Millions

Successful Return to Investment Grade SNG $500 MM offering-March 2007 5.9% coupon replaces 8.875% and 6.7% coupons Investment grade covenants replace high yield covenants EPNG $355 MM offering-April 2007 5.95% coupon replaces 7.625% coupon Investment grade covenants replace high yield covenants Debt reduction and refinancings provide approximately $250 MM in annual savings

Interest Expense Balance Sheet Restored 1Q 2004 1Q 2005 1Q 2006 1Q 2007 Debt 21153 17777 17309 11666 $ Millions Note: Amounts include debt and interest expense from discontinued operations 1Q 2004 1Q 2005 1Q 2006 1Q 2007 Int. Exp. 425 350 355 293 $21,153 $17,309 $11,666 $425 $355 $293 Debt $225 MM-$235 MM estimated 2Q 2007 interest expense $17,777 $350

Marketing Results EBIT MTM for production-related derivatives MTM for other natural gas derivative contracts MTM power contracts Settlements, demand charges, and other Operating expenses and other income EBIT $ (87) (24) (17) (7) - $ (135) Three Months Ended March 31 2007 2006 $ 162 47 11 (15) 3 $ 208 $ Millions Loss driven by reduced value of production-related derivatives

2007 Natural Gas Hedge Program 41 TBtu $8.00 floor/ $16.89 ceiling 59 TBtu $7.71 fixed price 67 TBtu $7.50 floor Balance at Market Price Ceiling Floors 100 TBtu Average cap $11.50 per MMBtu 167 TBtu Average floor $7.70 per MMBtu Positions as of March 30, 2007 (Contract Months April 2007 - Forward)

2008 Natural Gas Hedge Activities - 44 44 Fixed price swaps Average ceiling Average floor $ - $ 10.53 $ 8.00 Volumes (TBtu) Avg. Price ($/MMBtu) 5 62 62 Volumes (TBtu) Avg. Price ($/MMBtu) New Positions $ 3.42 $ 10.38 $ 7.42 Will continue to be opportunistic for 2008 Note: See full Production-Related Derivative Schedule in Appendix New & Existing Positions

Pipeline Group 17 a meaningful company delivering meaningful results doing meaningful work

Highlights Favorable 1Q results-5% EBIT increase from 1Q 2006 Incremental revenues from growth projects On target for the year Throughput up in 2007 Continued progress on expansion projects

Pipeline Group Financial Results EBIT Capital expenditures* Total throughput (BBtu/d) 100% Equity investments Total throughput Three Months Ended March 31, 2007 2006 $ 364 $ 196 16,461 1,579 18,040 Note: Amounts do not include ANR and related assets which were sold 2/22/07 *Includes hurricane-related capital, net of proceeds, of $13 MM in 1Q 2007 and $67 MM in 1Q 2006 $ 346 $ 193 15,038 1,582 16,620 $ Millions

Sharp Increase in First Quarter Throughput Colder weather, power loads TGP Power loads SNG 3% 9% Colder weather 3% 25% EPNG CIG Rockies supply, expansions, colder weather 9% throughput increase due to new supply, expansions, power loads, colder weather % Increase 1Q 2007 vs. 1Q 2006

Milestones Achieved in 2007 On $2 Billion of Committed Growth New Precedent Agreements SNG South System III $133-$286 TGP Carthage $35 Filed at FERC CIG High Plains (50%) $145 (net) Recently placed in service SNG Cypress $255 Capital In 2007 will complete 6 additional growth projects totaling $300 MM $ Millions

SNG Cypress Pipeline Placed in Service 167 miles-Elba Island to FGT interconnect in northern Florida 220 MMcf/d 20-year FT commitments $255 MM capital $32 MM estimated annual EBIT impact Part of $1.2 billion Elba-related projects FL Florida Gas Transmission SC GA Elba Island SNG Cypress Pipeline Southern Natural

Capex Risk Cypress Pipeline Timeline & Risk Management Signed Commercial Agreements Dec. 2004 2005 2006 2007 FERC Certificate June 2006 In-service May 2007 Construction Contract July 2006 FERC Application June 2005 Project delivered on time and on budget Regulatory Risk Pipe Ordered Dec. 2005 FERC Preliminary Determination Nov. 2005

Pipeline Summary Pipelines on track for another great year Focus on delivery of committed growth projects Safe operations More growth projects under development

Exploration & Production 25 a meaningful company doing meaningful work delivering meaningful results

First Quarter Highlights Production and capital program on target Closed $254 MM South Texas acquisition Progress in Brazil Exploration wells drilling Pinauna development project Increased organization capability

E&P Results EBIT1 Capital expenditures Acquisitions Production (MMcfe/d) Consolidated volumes Four Star volumes Production costs ($/Mcfe)2 General and administrative expenses ($/Mcfe) Taxes other than production & income ($/Mcfe) Total cash costs ($/Mcfe)3 $ 179 $ 353 $ 254 750 70 $ 1.27 0.69 0.03 $ 1.99 2006 2007 Three Months Ended March 31, $ 199 $ 225 $ - 694 71 $ 1.02 0.67 0.02 $ 1.71 $ Millions 1Does not include $17 MM benefit from cash settlements on production-related derivatives in Marketing segment in 2007 and $13 MM loss from cash payments in 2006 2Includes lease operating costs and production-related taxes 3Excludes costs and production associated with equity investment in Four Star

1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 Onshore 405 411 415 422 433 TGC 195 187 183 182 189 GOM/SLA 133 165 189 209 182 International 32 22 23 17 16 Production Update 810 411 187 165 32 785 22 765 405 195 133 Note: Includes proportionate share of Four Star equity volumes Exited first quarter at 830 MMcfe/d-mid-point of full year guidance 23 189 183 415 MMcfe/d 830 17 209 182 422 820 16 182 189 433

Drilling Activity 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 Onshore 121 174 183 128 152 Texas Gulf Coast 12 14 13 10 23 Gulf of Mexico 4 4 4 5 2 121 4 12 137 174 4 14 192 183 4 13 200 128 5 10 143 152 23 2 177 Gross Wells Drilled

Drilling Success High (Pc<40%) Med Low (Pc>80%) GOM Expl. Int'l Expl. GOM Dev. Ons. Expl. Onshore Dev. TGC Dev. 0% 82% 99% TGC Expl. Risk Int'l Dev. 1 11 165 YTD Gross Wells Completed Actual Success Rate 98% success rate YTD

E&P Cash Costs 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 Direct Lifting Costs 0.73 0.87 1.03 1.12 0.95 Production Taxes 0.29 0.33 0.32 0.24 0.32 General & Administrative 0.67 0.62 0.57 0.4 0.69 Taxes Other Than Production & Income 0.02 0.04 0.03 0.04 0.04 $1.71 $1.86 $1.95 $1.91 $1.99 $/Mcfe $0.02 $0.50 $0.29 $0.73 $0.04 $0.03 $0.05 $0.03 $0.62 $0.57 $0.67 $0.69 $0.33 $0.32 $0.24 $0.32 $0.87 $1.03 $1.12 $0.95 Note: Excludes cost associated with equity investment in Four Star

Rio de Janeiro Brazil Brazil Activities Bia One well Spud in March 35% WI Assessment by 3Q Two wells Spud in February 100% WI Prove upside on Pinauna exploration Assessment by 3Q Cacau & Acai

Onshore Success *Includes our 43.1% share of Four Star 1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007 Total Onshore 405 411 415 422 433 405 411 415 422 433 Organic Production Growth* (MMcfe/d) Onshore activity levels on track and on budget Area highlights Raton: Drilled 74 vertical wells in 1Q (most aggressive quarter to-date) Rockies: Successful water flood implementation in Sussex Successful recompletion results in Altamont Arklatex Accelerated drilling Improved market access at Holly Field

E&P Summary Production and activity levels on target Continued focus on execution and process improvement Full-year expectations unchanged

Off to a Great Start Good first quarter results E&P on track Pipelines delivering on expansions Financial health restored

First Quarter 2007 Financial & Operational Update May 8, 2007

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are attached. Additional detail regarding non-GAAP financial measures can be reviewed in El Paso's full operating statistics, which will be posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Exploration and Production per-unit total cash costs or cash operating costs equal total operating expenses less DD&A and cost of products and services divided by total production. It is a valuable measure of operating efficiency. Adjusted EPS is earnings per share excluding debt repurchase and MTM charges in the production- related derivatives during the quarter. It is useful in analyzing the company's on-going earnings potential. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP operating measurements.

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Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing Power Corporate & Other Total Three Months Ended March 31, 2006 $ 346 199 208 3 - $ 756 Cash Capex EBIT DD&A $ 93 146 1 ? 10 $ 250 $ 193 175 - - 5 $ 373 $ Millions

Non-GAAP Reconciliation: E&P Cash Costs Total operating expense Depreciation, depletion, and amortization Costs of products and services Per unit cash cost* Total equivalent volumes (MMcfe)* $ 275 (146) (22) 62,500 $ 4.40 (2.34) (0.35) $ 1.71 Total ($ MM) Per Unit ($/Mcfe) 1Q 2006 $ 301 (156) (22) 65,386 $ 4.60 (2.39) (0.35) $ 1.86 Total ($ MM) Per Unit ($/Mcfe) 2Q 2006 $ 318 (163) (23) 68,490 $ 4.64 (2.38) (0.31) $ 1.95 Total ($ MM) Per Unit ($/Mcfe) 3Q 2006 $ 335 (180) (21) 70,142 $ 4.78 (2.57) (0.30) $ 1.91 Total ($ MM) Per Unit ($/Mcfe) 4Q 2006 *Excludes volumes and costs associated with equity investment in Four Star $ 328 (170) (24) $ 4.86 (2.52) (0.35) $ 1.99 Total ($ MM) Per Unit ($/Mcfe) 67,442 1Q 2007

Production-Related Derivative Schedule Note: Positions are as of March 30, 2007 (contract months: April 2007-forward)

2007 Analysis of Working Capital and Other Changes $ 20 71 (11) (69) (59) (57) 12 $ (93) Margin collateral Changes in price risk management activities Settlements of derivative instruments Net changes in trade receivable/payable Prepaid interest related to debt repurchases Settlement of liabilities Other Total working capital changes & other Three Months Ended March 31, 2007 $ Millions